Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2023

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

Effective January 1, 2023, Prudential Financial, Inc. (the “Company”) adopted Accounting Standards Update 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12" or "LDTI"), which provides new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. The Company adopted this guidance using the modified retrospective transition method, where permitted, for changes to the liability for future policy benefits and deferred policy acquisition costs and related balances, and the retrospective transition method, as required, for market risk benefits. The Company applied this guidance as of the transition date of January 1, 2021, and retrospectively adjusted prior period amounts for years 2021 and 2022 to reflect the new guidance.

This Quarterly Financial Supplement also reflects two segment reporting changes made by the Company effective January 1, 2023, which do not impact its consolidated financial statements in any of the periods presented:

• Assurance IQ no longer represents a separately reportable segment and is now included within the Company’s Corporate and Other operations.

• Prudential Advisors, the Company’s proprietary nationwide distribution business which was previously included in the Company’s Individual Life segment is now included within the Company’s Corporate and Other operations.

The historical results presented herein have been updated to reflect this new presentation.

iii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	188	206	219	230	151	188	151	-20%
U.S. Businesses	813	573	615	710	760	813	760	-7%
International Businesses	951	692	748	814	840	951	840	-12%
Corporate and Other	(416)	(321)	(415)	(525)	(485)	(416)	(485)	-17%
Total adjusted operating income before income taxes	1,536	1,150	1,167	1,229	1,266	1,536	1,266	-18%
Income taxes, applicable to adjusted operating income	345	255	271	297	276	345	276	-20%
After-tax adjusted operating income	1,191	895	896	932	990	1,191	990	-17%
Income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)	1,462	(493)	1,462	397%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	12.0%	9.4%	9.8%	10.5%	11.2%	12.0%	11.2%
Return on Average Equity (based on net income (loss))	-6.7%	-13.3%	-1.2%	-0.7%	18.9%	-6.7%	18.9%
Distributions to Shareholders
Dividends paid	462	457	454	449	468	462	468	1%
Share repurchases	375	375	375	375	250	375	250	-33%
Total capital returned	837	832	829	824	718	837	718	-14%
Per Share Data
Net income (loss) (diluted) (2)	(1.33)	(2.71)	(0.26)	(0.16)	3.93	(1.33)	3.93	395%
Adjusted Operating Income (diluted)	3.10	2.34	2.37	2.49	2.66	3.10	2.66	-14%
Shareholder dividends	1.20	1.20	1.20	1.20	1.25	1.20	1.25	4%
Book value	76.77	82.92	82.83	82.48	85.33
Book value excluding AOCI and FX (3)	102.09	97.91	96.41	94.69	97.29
Shares Outstanding
Weighted average number of common shares (basic)	376.1	374.4	371.0	367.6	366.5	376.1	366.5	-3%
Weighted average number of common shares (diluted)	379.1	377.1	373.1	369.4	367.7	379.1	367.7	-3%
End of period common shares (basic)	375.7	372.6	369.1	366.0	365.9
End of period common shares (diluted)	381.5	377.9	373.8	370.9	367.8

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.10	2.34	2.37	2.49	2.66	3.10	2.66
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(4.54)	(6.47)	(3.33)	(2.50)	1.00	(4.54)	1.00
Change in value of market risk benefits, net of related hedging gains (losses)	(0.80)	(1.88)	(0.16)	1.70	0.20	(0.80)	0.20
Market experience updates	0.32	0.98	0.34	0.07	0.13	0.32	0.13
Divested and Run-off Businesses:
Closed Block division	0.07	0.04	(0.06)	(0.11)	(0.01)	0.07	(0.01)
Other Divested and Run-off Businesses	(0.71)	1.32	(0.14)	(0.08)	0.29	(0.71)	0.29
Difference in earnings allocated to participating unvested share-based payment awards	0.03	0.01	0.02	0.02	(0.01)	0.03	(0.01)
Other adjustments (1)	(0.04)	—	(0.03)	(2.47)	(0.02)	(0.04)	(0.02)
Total reconciling items, before income taxes	(5.67)	(6.00)	(3.36)	(3.37)	1.58	(5.67)	1.58
Income taxes, not applicable to adjusted operating income	(1.24)	(0.95)	(0.73)	(0.72)	0.31	(1.24)	0.31
Total reconciling items, after income taxes	(4.43)	(5.05)	(2.63)	(2.65)	1.27	(4.43)	1.27
Net income (loss) attributable to Prudential Financial, Inc.	(1.33)	(2.71)	(0.26)	(0.16)	3.93	(1.33)	3.93
Weighted average number of outstanding common shares (basic)	376.1	374.4	371.0	367.6	366.5	376.1	366.5
Weighted average number of outstanding common shares (diluted)	379.1	377.1	373.1	369.4	367.7	379.1	367.7
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)	1,462	(493)	1,462
Less: Earnings allocated to participating unvested share-based payment awards	7	6	6	6	18	7	18
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(500)	(1,016)	(98)	(58)	1,444	(500)	1,444
After-tax adjusted operating income	1,191	895	896	932	990	1,191	990
Less: Earnings allocated to participating unvested share-based payment awards	17	11	12	12	13	17	13
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,174	884	884	920	977	1,174	977

___________

(1) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge in fourth quarter of 2022 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022				2023
	1Q	2Q	3Q	4Q	1Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	544	558	767	775	705
Long-term Debt	11,082	11,008	10,810	10,814	10,860
Junior Subordinated Long-term Debt	8,607	8,604	9,088	9,094	9,591
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	29,289	31,334	30,962	30,593	31,385
Excluding accumulated other comprehensive income (2)	37,842	36,037	35,192	34,399	35,210
Amount included above for remeasurement of foreign currency (3)	(1,107)	(962)	(847)	(723)	(575)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	38,949	36,999	36,039	35,122	35,785
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	76.77	82.92	82.83	82.48	85.33
Excluding accumulated other comprehensive income (2)	99.19	95.36	94.15	92.74	95.73
Amount included above for remeasurement of foreign currency (3)	(2.90)	(2.55)	(2.26)	(1.95)	(1.56)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	102.09	97.91	96.41	94.69	97.29
End of period number of common shares (diluted)	381.5	377.9	373.8	370.9	367.8
Common Stock Price Range (based on closing price):
High	121.38	121.06	105.49	110.21	104.94
Low	102.05	91.33	85.78	89.19	77.23
Close	118.17	95.68	85.78	99.46	82.74
Common Stock market capitalization (1)	44,396	35,650	31,661	36,402	30,275

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

OPERATIONS HIGHLIGHTS

	2022				2023
	1Q	2Q	3Q	4Q	1Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	593.7	560.7	536.3	549.2	561.2
Retail customers	364.7	314.3	298.1	299.6	314.4
General account	456.2	382.4	371.8	379.6	394.2
Total PGIM	1,414.6	1,257.4	1,206.2	1,228.4	1,269.8
U.S. Businesses	151.9	132.2	123.4	126.7	126.0
International Businesses	13.8	13.6	13.8	16.1	15.3
Corporate and Other	39.8	6.4	6.1	6.1	5.9
Total assets under management	1,620.1	1,409.6	1,349.5	1,377.3	1,417.0
Assets under administration	370.7	145.9	139.4	157.4	158.6
Total assets under management and administration	1,990.8	1,555.5	1,488.9	1,534.7	1,575.6
Distribution Representatives (1):
Prudential Advisors	2,835	2,817	2,774	2,616	2,627
International Life Planners	6,056	5,924	5,972	5,924	5,978
Gibraltar Life Consultants	7,022	6,910	6,861	6,821	6,689
Prudential Advisor Productivity (in thousands)	76	83	78	108	78

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	7,149	5,995	15,322	5,904	8,833	7,149	8,833	24%
Policy charges and fee income	1,223	869	1,083	1,100	1,073	1,223	1,073	-12%
Net investment income	3,413	3,241	3,047	3,483	3,671	3,413	3,671	8%
Asset management fees, commissions and other income	1,517	2,852	1,628	1,719	1,527	1,517	1,527	1%
Total revenues	13,302	12,957	21,080	12,206	15,104	13,302	15,104	14%
Benefits and expenses (1):
Insurance and annuity benefits	7,963	7,135	15,925	6,614	9,588	7,963	9,588	20%
Change in estimates of liability for future policy benefits	(67)	909	59	50	22	(67)	22	133%
Interest credited to policyholders' account balances	645	654	628	735	756	645	756	17%
Interest expense	364	401	407	417	441	364	441	21%
Deferral of acquisition costs	(572)	(513)	(531)	(539)	(569)	(572)	(569)	1%
Amortization of acquisition costs	353	345	355	328	355	353	355	1%
General and administrative expenses	3,080	2,876	3,070	3,372	3,245	3,080	3,245	5%
Total benefits and expenses	11,766	11,807	19,913	10,977	13,838	11,766	13,838	18%
Adjusted operating income before income taxes	1,536	1,150	1,167	1,229	1,266	1,536	1,266	-18%
Income taxes, applicable to adjusted operating income	345	255	271	297	276	345	276	-20%
After-tax adjusted operating income	1,191	895	896	932	990	1,191	990	-17%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(1,721)	(2,438)	(1,243)	(924)	369	(1,721)	369	121%
Change in value of market risk benefits, net of related hedging gains (losses)	(304)	(710)	(58)	629	75	(304)	75	125%
Market experience updates	121	371	125	25	48	121	48	-60%
Divested and Run-off Businesses:
Closed Block division	27	16	(21)	(40)	(4)	27	(4)	-115%
Other Divested and Run-off Businesses	(271)	499	(53)	(29)	107	(271)	107	139%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(29)	44	(33)	(18)	(5)	(29)	(5)	83%
Other adjustments (2)	(17)	—	(10)	(912)	(9)	(17)	(9)	47%
Total reconciling items, before income taxes	(2,194)	(2,218)	(1,293)	(1,269)	581	(2,194)	581	126%
Income taxes, not applicable to adjusted operating income	(489)	(374)	(282)	(302)	106	(489)	106	122%
Total reconciling items, after income taxes	(1,705)	(1,844)	(1,011)	(967)	475	(1,705)	475	128%
Income (loss) before income taxes and equity in earnings of operating joint ventures	(658)	(1,068)	(126)	(40)	1,847	(658)	1,847	381%
Income tax expense (benefit)	(144)	(119)	(11)	(5)	382	(144)	382	365%
Income (loss) before equity in earnings of operating joint ventures	(514)	(949)	(115)	(35)	1,465	(514)	1,465	385%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	21	(61)	23	(17)	(3)	21	(3)	-114%
Income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)	1,462	(493)	1,462	397%
Earnings attributable to noncontrolling interests	(13)	(7)	(16)	8	15	(13)	15	215%
Net income (loss)	(506)	(1,017)	(108)	(44)	1,477	(506)	1,477	392%
Less: Income (loss) attributable to noncontrolling interests	(13)	(7)	(16)	8	15	(13)	15	215%
Net income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)	1,462	(493)	1,462	397%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 35, 36 and 37 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment related to Assurance IQ that resulted in a charge of $903 million pre-tax and $713 million after-tax in the fourth quarter of 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

CONSOLIDATED BALANCE SHEETS
(in millions)

	03/31/2022	06/30/2022	09/30/2022	12/31/2022	03/31/2023

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $192; $109; $151; $138; $269) (amortized cost $332,640; $319,003; $325,957; $335,447; $338,604)	344,957	306,655	295,841	307,719	320,512
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $4; $3; $2; $2; $2) (fair value $1,679; $1,475; $1,371; $1,455; $1,449)	1,432	1,280	1,199	1,296	1,277
Fixed maturities, trading, at fair value
(amortized cost $8,262; $7,354; $7,268; $7,303; $7,427)	7,724	6,272	5,690	5,951	6,269
Assets supporting experience-rated contractholder liabilities, at fair value	3,184	2,785	2,580	2,844	2,958
Equity securities, at fair value
(cost $4,872; $4,502; $5,378; $5,306; $5,432)	7,397	6,402	6,882	7,150	7,573
Commercial mortgage and other loans
(net of allowance for credit losses $121; $196; $218; $203; $221)	59,304	56,840	56,896	56,745	56,778
Policy loans	10,207	10,024	9,920	10,046	10,041
Other invested assets
(net of allowance for credit losses $2; $1; $1; $1; $1)	21,540	21,310	21,050	21,099	21,491
Short-term investments
(net of allowance for credit losses $0; $0; $5; $6; $7)	4,592	6,828	5,181	4,591	5,177
Total investments	460,337	418,396	405,239	417,441	432,076
Cash and cash equivalents	14,086	14,359	20,104	17,251	17,425
Accrued investment income	2,838	2,798	2,888	3,012	3,095
Deferred policy acquisition costs	19,868	20,092	20,038	20,546	20,741
Value of business acquired	723	590	560	621	601
Market risk benefit assets	920	869	806	800	976
Income tax assets	135	—	—	—	—
Other assets
(net of allowance for credit losses $20; $21; $21; $26; $26) (1)	152,932	36,158	32,912	31,679	32,061
Separate account assets	229,621	205,613	194,525	197,679	202,294
Total assets	881,460	698,875	677,072	689,029	709,269
Liabilities:
Future policy benefits	297,793	266,090	255,135	261,773	273,586
Policyholders' account balances	122,690	130,408	131,533	135,624	138,139
Market risk benefit liabilities	8,079	7,293	6,488	5,864	6,096
Securities sold under agreements to repurchase	9,085	8,006	8,223	6,589	6,617
Cash collateral for loaned securities	4,771	5,741	5,865	6,100	5,975
Income tax liabilities	—	70	403	277	517
Senior short-term debt	544	558	767	775	705
Senior long-term debt	11,082	11,008	10,810	10,814	10,860
Junior subordinated long-term debt	8,607	8,604	9,088	9,094	9,591
Other liabilities
(net of allowance for credit losses $19; $18; $17; $18; $17) (1)	158,939	23,235	22,386	22,518	22,027
Notes issued by consolidated variable interest entities	260	232	218	374	415
Separate account liabilities	229,621	205,613	194,525	197,679	202,294
Total liabilities	851,471	666,858	645,441	657,481	676,822
Equity:
Accumulated other comprehensive loss	(8,553)	(4,703)	(4,230)	(3,806)	(3,825)
Other equity	37,842	36,037	35,192	34,399	35,210
Total Prudential Financial, Inc. equity	29,289	31,334	30,962	30,593	31,385
Noncontrolling interests	700	683	669	955	1,062
Total equity	29,989	32,017	31,631	31,548	32,447
Total liabilities and equity	881,460	698,875	677,072	689,029	709,269

__________
(1) March 31, 2022 balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

COMBINING BALANCE SHEETS
(in millions)
	As of March 31, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	432,076	50,134	381,942	4,351	186,321	171,867	19,403
Deferred policy acquisition costs	20,741	178	20,563	—	11,863	9,093	(393)
Other assets	54,158	1,071	53,087	4,341	28,948	12,019	7,779
Separate account assets	202,294	—	202,294	39,261	166,680	—	(3,647)
Total assets	709,269	51,383	657,886	47,953	393,812	192,979	23,142
Liabilities:
Future policy benefits	273,586	44,119	229,467	—	104,179	116,364	8,924
Policyholders' account balances	138,139	4,572	133,567	—	77,484	48,050	8,033
Debt	21,156	—	21,156	1,715	7,828	84	11,529
Other liabilities	41,647	4,172	37,475	2,952	20,444	9,826	4,253
Separate account liabilities	202,294	—	202,294	39,261	166,680	—	(3,647)
Total liabilities	676,822	52,863	623,959	43,928	376,615	174,324	29,092
Equity:
Accumulated other comprehensive income (loss)	(3,825)	(134)	(3,691)	(127)	(1,945)	400	(2,019)
Other equity	35,210	(1,358)	36,568	2,644	19,056	18,224	(3,356)
Total Prudential Financial, Inc. equity	31,385	(1,492)	32,877	2,517	17,111	18,624	(5,375)
Noncontrolling interests	1,062	12	1,050	1,508	86	31	(575)
Total equity	32,447	(1,480)	33,927	4,025	17,197	18,655	(5,950)
Total liabilities and equity	709,269	51,383	657,886	47,953	393,812	192,979	23,142

	As of December 31, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	417,441	48,858	368,583	3,811	179,299	165,831	19,642
Deferred policy acquisition costs	20,546	181	20,365	—	11,809	8,941	(385)
Other assets (1)	53,363	1,895	51,468	4,498	27,009	12,019	7,942
Separate account assets	197,679	—	197,679	40,055	161,267	—	(3,643)
Total assets	689,029	50,934	638,095	48,364	379,384	186,791	23,556
Liabilities:
Future policy benefits	261,773	44,414	217,359	—	99,948	109,018	8,393
Policyholders' account balances	135,624	4,606	131,018	—	75,928	46,903	8,187
Debt	20,683	—	20,683	1,726	7,850	84	11,023
Other liabilities (1)	41,722	3,479	38,243	2,813	20,238	11,497	3,695
Separate account liabilities	197,679	—	197,679	40,055	161,267	—	(3,643)
Total liabilities	657,481	52,499	604,982	44,594	365,231	167,502	27,655
Equity:
Accumulated other comprehensive income (loss)	(3,806)	(214)	(3,592)	(145)	(3,034)	1,590	(2,003)
Other equity	34,399	(1,363)	35,762	2,613	17,103	17,668	(1,622)
Total Prudential Financial, Inc. equity	30,593	(1,577)	32,170	2,468	14,069	19,258	(3,625)
Noncontrolling interests	955	12	943	1,302	84	31	(474)
Total equity	31,548	(1,565)	33,113	3,770	14,153	19,289	(4,099)
Total liabilities and equity	689,029	50,934	638,095	48,364	379,384	186,791	23,556

______________
(1) Balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of March 31, 2023				As of December 31, 2022
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	100	4,875	9,591	14,566	100	4,877	9,094	14,071
Operating Debt	507	5,584	—	6,091	511	5,583	—	6,094
Limited recourse and non-recourse borrowing	98	401	—	499	164	354	—	518
Total Debt	705	10,860	9,591	21,156	775	10,814	9,094	20,683

	As of March 31, 2023				As of December 31, 2022
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	14,074	445	47	14,566	13,579	445	47	14,071
Operating Debt	5,609	482	—	6,091	5,608	486	—	6,094
Limited recourse and non-recourse borrowing	—	154	345	499	—	179	339	518
Total Debt	19,683	1,081	392	21,156	19,187	1,110	386	20,683

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $345 million of surplus notes as of both March 31, 2023 and December 31, 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	(4)	(14)	56	56	80	(4)	80	2100%
Asset management fees, commissions and other income	930	843	851	904	818	930	818	-12%
Total revenues	926	829	907	960	898	926	898	-3%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	6	10	14	27	27	6	27	350%
Deferral of acquisition costs	(1)	—	(1)	—	(1)	(1)	(1)	—%
Amortization of acquisition costs	1	1	1	—	1	1	1	—%
General and administrative expenses	732	612	674	703	720	732	720	-2%
Total benefits and expenses	738	623	688	730	747	738	747	1%
Adjusted operating income before income taxes	188	206	219	230	151	188	151	-20%
Total revenues	926	829	907	960	898	926	898	-3%
Less: Passthrough distribution revenue	19	29	19	19	19	19	19	—%
Less: Revenue associated with consolidations	15	(21)	8	31	32	15	32	113%
Total adjusted revenues (2)	892	821	880	910	847	892	847	-5%
Adjusted operating margin (2)(3)	21.1%	25.1%	24.9%	25.3%	17.8%	21.1%	17.8%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 16.8%, 23.9%, 24.2%, 24.8%, and 20.3% for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	809	756	742	725	720	809	720	-11%
Other related revenues (1)	19	17	80	113	52	19	52	174%
Service, distribution and other revenues	98	56	85	122	126	98	126	29%
Total PGIM revenues	926	829	907	960	898	926	898	-3%
Analysis of asset management fees by source:
Institutional customers	363	357	364	359	362	363	362	—%
Retail customers	301	274	256	250	243	301	243	-19%
General account	145	125	122	116	115	145	115	-21%
Total asset management fees	809	756	742	725	720	809	720	-11%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	March 31, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	53.6	403.3	72.5	30.5	1.3	561.2
Retail customers	105.8	133.0	2.1	0.9	72.6	314.4
General account	3.8	261.4	55.1	73.9	—	394.2
Total	163.2	797.7	129.7	105.3	73.9	1,269.8

	March 31, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	56.2	439.9	65.4	25.8	6.4	593.7
Retail customers	129.9	158.1	1.9	0.8	74.0	364.7
General account	4.2	309.1	65.5	77.4	—	456.2
Total	190.3	907.1	132.8	104.0	80.4	1,414.6
__________
(1) Other related revenues, net of related expenses are $28 million, $51 million, $47 million, $2 million, and $8 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	568.0	536.9	539.7	516.6	528.9	568.0	528.9
Additions	16.8	24.6	16.4	13.8	13.9	16.8	13.9
Withdrawals	(16.5)	(16.5)	(15.8)	(19.8)	(24.1)	(16.5)	(24.1)
Change in market value	(34.2)	(46.5)	(22.1)	17.0	17.2	(34.2)	17.2
Net money market flows	4.4	(3.4)	(0.9)	(0.7)	3.2	4.4	3.2
Other	(1.6)	44.6	(0.7)	2.0	1.1	(1.6)	1.1
Ending assets under management	536.9	539.7	516.6	528.9	540.2	536.9	540.2
Affiliated institutional assets under management	56.8	21.0	19.7	20.3	21.0	56.8	21.0
Total assets managed for institutional customers at end of period	593.7	560.7	536.3	549.2	561.2	593.7	561.2
Net institutional additions (withdrawals), excluding money market activity	0.3	8.1	0.6	(6.0)	(10.2)	0.3	(10.2)
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	265.8	238.7	204.0	192.2	191.7	265.8	191.7
Additions	20.2	16.1	13.5	16.5	12.6	20.2	12.6
Withdrawals	(24.8)	(24.4)	(18.1)	(22.2)	(16.4)	(24.8)	(16.4)
Change in market value	(22.5)	(33.0)	(5.5)	4.2	13.6	(22.5)	13.6
Net money market flows	0.6	0.3	—	1.0	0.4	0.6	0.4
Other	(0.6)	6.3	(1.7)	—	(0.5)	(0.6)	(0.5)
Ending assets under management	238.7	204.0	192.2	191.7	201.4	238.7	201.4
Affiliated retail assets under management	126.0	110.3	105.9	107.9	113.0	126.0	113.0
Total assets managed for retail customers at end of period	364.7	314.3	298.1	299.6	314.4	364.7	314.4
Net retail withdrawals, excluding money market activity	(4.6)	(8.3)	(4.6)	(5.7)	(3.8)	(4.6)	(3.8)

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	3,172	2,896	12,038	2,895	5,268	3,172	5,268	66%
Policy charges and fee income	1,155	793	1,013	1,028	1,014	1,155	1,014	-12%
Net investment income	1,998	1,801	1,729	1,989	2,117	1,998	2,117	6%
Asset management fees, commissions and other income	616	2,139	641	584	676	616	676	10%
Total revenues	6,941	7,629	15,421	6,496	9,075	6,941	9,075	31%
Benefits and expenses (1):
Insurance and annuity benefits	4,470	4,352	13,020	4,021	6,434	4,470	6,434	44%
Change in estimates of liability for future policy benefits	(79)	887	21	(9)	16	(79)	16	120%
Interest credited to policyholders' account balances	421	445	413	508	507	421	507	20%
Interest expense	198	214	197	165	251	198	251	27%
Deferral of acquisition costs	(258)	(251)	(254)	(253)	(274)	(258)	(274)	-6%
Amortization of acquisition costs	207	206	213	195	212	207	212	2%
General and administrative expenses	1,169	1,203	1,196	1,159	1,169	1,169	1,169	—%
Total benefits and expenses	6,128	7,056	14,806	5,786	8,315	6,128	8,315	36%
Adjusted operating income before income taxes	813	573	615	710	760	813	760	-7%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	1,695	1,432	10,576	1,419	3,785	1,695	3,785	123%
Policy charges and fee income	483	380	346	344	332	483	332	-31%
Net investment income	1,230	1,070	1,028	1,243	1,322	1,230	1,322	7%
Asset management fees, commissions and other income	436	1,965	489	450	545	436	545	25%
Total revenues	3,844	4,847	12,439	3,456	5,984	3,844	5,984	56%
Benefits and expenses (1):
Insurance and annuity benefits	2,243	2,336	11,042	2,004	4,383	2,243	4,383	95%
Change in estimates of liability for future policy benefits	(78)	(466)	18	2	(42)	(78)	(42)	46%
Interest credited to policyholders' account balances	158	175	143	232	240	158	240	52%
Interest expense	8	15	(10)	(53)	24	8	24	200%
Deferral of acquisition costs	(82)	(85)	(83)	(79)	(99)	(82)	(99)	-21%
Amortization of acquisition costs	98	94	100	81	97	98	97	-1%
General and administrative expenses	551	597	574	522	544	551	544	-1%
Total benefits and expenses	2,898	2,666	11,784	2,709	5,147	2,898	5,147	78%
Adjusted operating income before income taxes	946	2,181	655	747	837	946	837	-12%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	1,657	1,427	10,558	1,395	3,763	1,657	3,763	127%
Policy charges and fee income	8	9	11	6	8	8	8	—%
Net investment income	968	892	824	969	1,004	968	1,004	4%
Asset management fees, commissions and other income	114	94	75	109	114	114	114	—%
Total revenues	2,747	2,422	11,468	2,479	4,889	2,747	4,889	78%
Benefits and expenses (1):
Insurance and annuity benefits	2,178	2,310	11,028	1,960	4,350	2,178	4,350	100%
Change in estimates of liability for future policy benefits	(83)	(457)	12	(6)	(44)	(83)	(44)	47%
Interest credited to policyholders' account balances	80	75	100	139	125	80	125	56%
Interest expense	4	(2)	6	7	10	4	10	150%
Deferral of acquisition costs	(2)	(3)	(11)	(5)	(17)	(2)	(17)	-750%
Amortization of acquisition costs	3	3	2	3	4	3	4	33%
General and administrative expenses	52	64	63	49	65	52	65	25%
Total benefits and expenses	2,232	1,990	11,200	2,147	4,493	2,232	4,493	101%
Adjusted operating income before income taxes	515	432	268	332	396	515	396	-23%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

Beginning total account value	245,720	239,102	234,594	238,313	251,818	245,720	251,818
Additions	2,278	3,700	13,518	12,277	3,828	2,278	3,828
Withdrawals and benefits	(4,899)	(3,560)	(3,691)	(4,248)	(5,474)	(4,899)	(5,474)
Change in market value, interest credited and interest income	(1,570)	(2,389)	(553)	402	1,823	(1,570)	1,823
Other (1)	(2,427)	(2,259)	(5,555)	5,074	957	(2,427)	957
Ending total account value	239,102	234,594	238,313	251,818	252,952	239,102	252,952
Net additions (withdrawals)	(2,621)	140	9,827	8,029	(1,646)	(2,621)	(1,646)
Amounts included in ending total account value above:
Investment-only stable value wraps	68,582	71,125	71,168	69,521	68,170
International reinsurance (2)	81,816	74,021	68,581	83,910	84,137
Group annuities and other products	88,704	89,448	98,564	98,387	100,645
Ending total account value	239,102	234,594	238,313	251,818	252,952

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	38	5	18	24	22	38	22	-42%
Policy charges and fee income	475	371	335	338	324	475	324	-32%
Net investment income	262	178	204	274	318	262	318	21%
Asset management fees, commissions and other income	322	1,871	414	341	431	322	431	34%
Total revenues	1,097	2,425	971	977	1,095	1,097	1,095	—%
Benefits and expenses (1):
Insurance and annuity benefits	65	26	14	44	33	65	33	-49%
Change in estimates of liability for future policy benefits	5	(9)	6	8	2	5	2	-60%
Interest credited to policyholders' account balances	78	100	43	93	115	78	115	47%
Interest expense	4	17	(16)	(60)	14	4	14	250%
Deferral of acquisition costs	(80)	(82)	(72)	(74)	(82)	(80)	(82)	-3%
Amortization of acquisition costs	95	91	98	78	93	95	93	-2%
General and administrative expenses	499	533	511	473	479	499	479	-4%
Total benefits and expenses	666	676	584	562	654	666	654	-2%
Adjusted operating income before income taxes	431	1,749	387	415	441	431	441	2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,405	1,451	1,080	1,062	1,088	1,405	1,088
Investment Only VA (2)	89	63	46	31	32	89	32
Fixed	24	67	249	397	547	24	547
Total	1,518	1,581	1,375	1,490	1,667	1,518	1,667
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	18,819	19,455	18,526	19,099	21,208	18,819	21,208
Sales	1,518	1,581	1,375	1,490	1,667	1,518	1,667
Full surrenders and death benefits	(89)	(95)	(94)	(148)	(191)	(89)	(191)
Sales, net of full surrenders and death benefits	1,429	1,486	1,281	1,342	1,476	1,429	1,476
Partial withdrawals and other benefit payments	(138)	(119)	(124)	(158)	(135)	(138)	(135)
Net flows	1,291	1,367	1,157	1,184	1,341	1,291	1,341
Change in market value, interest credited, and other	(654)	(2,294)	(581)	930	725	(654)	725
Policy charges	(1)	(2)	(3)	(5)	(6)	(1)	(6)
Ending total account value, gross	19,455	18,526	19,099	21,208	23,268	19,455	23,268
Reinsurance ceded	(481)	(514)	(637)	(817)	(1,079)	(481)	(1,079)
Ending total account value, net	18,974	18,012	18,462	20,391	22,189	18,974	22,189
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	163,486	149,339	104,612	96,691	98,814	163,486	98,814
Sales	25	17	14	7	8	25	8
Full surrenders and death benefits	(2,099)	(1,465)	(1,131)	(994)	(1,297)	(2,099)	(1,297)
Sales, net of full surrenders and death benefits	(2,074)	(1,448)	(1,117)	(987)	(1,289)	(2,074)	(1,289)
Partial withdrawals and other benefit payments	(1,329)	(875)	(852)	(1,075)	(985)	(1,329)	(985)
Net flows	(3,403)	(2,323)	(1,969)	(2,062)	(2,274)	(3,403)	(2,274)
Change in market value and other (4)	(9,893)	(41,786)	(5,340)	4,809	4,605	(9,893)	4,605
Policy charges	(851)	(618)	(612)	(624)	(609)	(851)	(609)
Ending total account value	149,339	104,612	96,691	98,814	100,536	149,339	100,536

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment (PPI), MyRock and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment (PPI) and MyRock.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.
(4) Includes impact from the sale of a Traditional Variable Annuity Block of Business in second quarter of 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

Account Values in General Account (1):
Beginning balance	20,062	20,928	19,430	20,170	22,063	20,062	22,063
Premiums and deposits	1,366	1,458	1,300	1,437	1,601	1,366	1,601
Full surrenders and death benefits	(106)	(225)	(86)	(87)	(119)	(106)	(119)
Premiums and deposits net of full surrenders and death benefits	1,260	1,233	1,214	1,350	1,482	1,260	1,482
Partial withdrawals and other benefit payments	(174)	(124)	(131)	(167)	(148)	(174)	(148)
Net flows	1,086	1,109	1,083	1,183	1,334	1,086	1,334
Change in market value, interest credited and other (2)	72	(2,461)	(240)	619	582	72	582
Net transfers (to) from separate account	(292)	(145)	(102)	92	(30)	(292)	(30)
Policy charges	—	(1)	(1)	(1)	(1)	—	(1)
Ending balance, gross	20,928	19,430	20,170	22,063	23,948	20,928	23,948
Reinsurance ceded	(481)	(514)	(637)	(817)	(1,079)	(481)	(1,079)
Ending balance, net	20,447	18,916	19,533	21,246	22,869	20,447	22,869
Account Values in Separate Account (1):
Beginning balance	162,243	147,866	103,708	95,620	97,959	162,243	97,959
Premiums and deposits	177	140	89	60	74	177	74
Full surrenders and death benefits	(2,082)	(1,335)	(1,139)	(1,055)	(1,369)	(2,082)	(1,369)
Premiums and deposits net of full surrenders and death benefits	(1,905)	(1,195)	(1,050)	(995)	(1,295)	(1,905)	(1,295)
Partial withdrawals and other benefit payments	(1,293)	(870)	(845)	(1,066)	(972)	(1,293)	(972)
Net flows	(3,198)	(2,065)	(1,895)	(2,061)	(2,267)	(3,198)	(2,267)
Change in market value, interest credited and other (2)	(10,619)	(41,619)	(5,681)	5,120	4,748	(10,619)	4,748
Net transfers (to) from general account	292	145	102	(92)	30	292	30
Policy charges	(852)	(619)	(614)	(628)	(614)	(852)	(614)
Ending balance	147,866	103,708	95,620	97,959	99,856	147,866	99,856

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2) Includes impact from the sale of a Traditional Variable Annuity Block of Business in second quarter of 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2022				2023
	1Q	2Q	3Q	4Q	1Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	103,805	73,070	67,654	69,365	70,701
Account Values with Auto-Rebalancing Feature - externally reinsured	3,068	2,660	2,446	2,482	2,493
Account Values without Auto-Rebalancing Feature	40,530	27,511	25,294	25,660	26,004
Total	147,403	103,241	95,394	97,507	99,198
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	5,860	7,872	10,669	9,335	8,167
Net Amount at Risk without Auto-Rebalancing Feature	2,196	3,666	4,630	3,845	3,165
Total	8,056	11,538	15,299	13,180	11,332
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	1,219	1,209	1,215	1,231	1,237	1,219	1,237	1%
Policy charges and fee income	176	150	170	185	181	176	181	3%
Net investment income	124	117	121	117	126	124	126	2%
Asset management fees, commissions and other income	20	20	19	22	20	20	20	—%
Total revenues	1,539	1,496	1,525	1,555	1,564	1,539	1,564	2%
Benefits and expenses (1):
Insurance and annuity benefits	1,353	1,144	1,196	1,221	1,218	1,353	1,218	-10%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	36	39	37	41	44	36	44	22%
Interest expense	1	1	1	1	4	1	4	300%
Deferral of acquisition costs	(2)	—	(1)	—	—	(2)	—	100%
Amortization of acquisition costs	(2)	1	2	1	1	(2)	1	150%
General and administrative expenses	268	257	260	276	272	268	272	1%
Total benefits and expenses	1,654	1,442	1,495	1,540	1,539	1,654	1,539	-7%
Adjusted operating income (loss) before income taxes	(115)	54	30	15	25	(115)	25	122%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

Annualized New Business Premiums:
Group life	180	26	67	10	162	180	162
Group disability	130	17	36	13	157	130	157
Total	310	43	103	23	319	310	319
Future Policy Benefits (1):
Group life	2,630	2,471	2,366	2,551	2,397
Group disability	3,066	3,089	3,098	3,106	3,141
Total	5,696	5,560	5,464	5,657	5,538
Policyholders' Account Balances (1):
Group life	5,997	5,984	5,889	5,751	5,480
Group disability	137	133	125	131	117
Total	6,134	6,117	6,014	5,882	5,597
Separate Account Liabilities (1):
Group life	25,938	23,772	22,789	23,513	24,661
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,054	1,103	1,050	1,121	1,085	1,054	1,085
Earned premiums	916	888	885	899	892	916	892
Earned policy charges and fee income	153	126	145	164	158	153	158
Benefits ratio (3)	104.3%	87.6%	91.2%	90.2%	92.9%	104.3%	92.9%
Administrative operating expense ratio	10.7%	10.7%	10.9%	10.9%	11.8%	10.7%	11.8%
Persistency ratio	96.3%	96.4%	96.0%	95.9%	94.4%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	340	344	356	361	371	340	371
Earned premiums	303	321	330	332	345	303	345
Earned policy charges and fee income	23	24	25	21	23	23	23
Benefits ratio (3)	73.4%	73.0%	72.5%	74.2%	65.8%	73.4%	65.8%
Administrative operating expense ratio	31.1%	32.2%	30.3%	31.6%	25.2%	31.1%	25.2%
Persistency ratio	92.8%	92.4%	90.9%	90.6%	92.5%
Total Group Insurance:
Benefits ratio (3)	97.0%	83.9%	86.4%	86.2%	85.9%	97.0%	85.9%
Administrative operating expense ratio	15.7%	15.9%	15.9%	15.9%	15.2%	15.7%	15.2%
Net face amount of policies in force (in billions) (4)	2,021	2,068	2,103	2,126	2,104

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.0%, 75.5%, and 84.10% for the three months ended June 30, 2022, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	258	255	247	245	246	258	246	-5%
Policy charges and fee income	496	263	497	499	501	496	501	1%
Net investment income	644	614	580	629	669	644	669	4%
Asset management fees, commissions and other income	160	154	133	112	111	160	111	-31%
Total revenues	1,558	1,286	1,457	1,485	1,527	1,558	1,527	-2%
Benefits and expenses (1):
Insurance and annuity benefits	874	872	782	796	833	874	833	-5%
Change in estimates of liability for future policy benefits	(1)	1,353	3	(11)	58	(1)	58	5900%
Interest credited to policyholders' account balances	227	231	233	235	223	227	223	-2%
Interest expense	189	198	206	217	223	189	223	18%
Deferral of acquisition costs	(174)	(166)	(170)	(174)	(175)	(174)	(175)	-1%
Amortization of acquisition costs	111	111	111	113	114	111	114	3%
General and administrative expenses	350	349	362	361	353	350	353	1%
Total benefits and expenses	1,576	2,948	1,527	1,537	1,629	1,576	1,629	3%
Adjusted operating loss before income taxes	(18)	(1,662)	(70)	(52)	(102)	(18)	(102)	-467%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	24	23	24	22	23	24	23
Universal life	22	22	23	25	17	22	17
Variable life	104	110	103	107	109	104	109
Total	150	155	150	154	149	150	149
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	33	33	32	33	35	33
Third party distribution	115	122	117	122	116	115	116
Total	150	155	150	154	149	150	149
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	31,304	31,314	31,274	31,400	31,522	31,304	31,522
Premiums and deposits	670	622	642	647	636	670	636
Surrenders and withdrawals	(424)	(437)	(348)	(478)	(455)	(424)	(455)
Net sales	246	185	294	169	181	246	181
Benefit payments	(60)	(60)	(51)	(51)	(59)	(60)	(59)
Net flows	186	125	243	118	122	186	122
Interest credited and other	175	262	314	426	461	175	461
Net transfers from separate account	168	98	89	98	78	168	78
Policy charges	(519)	(525)	(520)	(520)	(539)	(519)	(539)
Ending balance	31,314	31,274	31,400	31,522	31,644	31,314	31,644
Separate Account Liabilities:
Beginning balance	48,133	45,226	38,931	37,250	39,419	48,133	39,419
Premiums and deposits	658	700	671	684	709	658	709
Surrenders and withdrawals	(238)	(237)	(242)	(179)	(224)	(238)	(224)
Net sales	420	463	429	505	485	420	485
Benefit payments	(146)	(116)	(171)	(102)	(130)	(146)	(130)
Net flows	274	347	258	403	355	274	355
Change in market value, interest credited and other	(2,699)	(6,231)	(1,532)	2,188	2,286	(2,699)	2,286
Net transfers to general account	(168)	(98)	(89)	(98)	(78)	(168)	(78)
Policy charges	(314)	(313)	(318)	(324)	(332)	(314)	(332)
Ending balance	45,226	38,931	37,250	39,419	41,650	45,226	41,650
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	299	298	297	296	295
Universal life	98	99	99	98	98
Variable life	149	144	143	145	148
Total	546	541	539	539	541

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	3,985	3,099	3,291	3,016	3,569	3,985	3,569	-10%
Policy charges and fee income	83	90	83	84	72	83	72	-13%
Net investment income	1,297	1,286	1,112	1,271	1,285	1,297	1,285	-1%
Asset management fees, commissions and other income	113	(20)	132	89	89	113	89	-21%
Total revenues	5,478	4,455	4,618	4,460	5,015	5,478	5,015	-8%
Benefits and expenses (1):
Insurance and annuity benefits	3,500	2,780	2,905	2,589	3,159	3,500	3,159	-10%
Change in estimates of liability for future policy benefits	12	22	38	59	6	12	6	-50%
Interest credited to policyholders' account balances	190	175	180	193	215	190	215	13%
Interest expense	3	5	11	16	11	3	11	267%
Deferral of acquisition costs	(320)	(278)	(285)	(295)	(313)	(320)	(313)	2%
Amortization of acquisition costs	155	150	150	141	151	155	151	-3%
General and administrative expenses	987	909	871	943	946	987	946	-4%
Total benefits and expenses	4,527	3,763	3,870	3,646	4,175	4,527	4,175	-8%
Adjusted operating income before income taxes	951	692	748	814	840	951	840	-12%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	2,105	1,619	1,689	1,540	1,934	2,105	1,934	-8%
Policy charges and fee income	47	40	41	47	48	47	48	2%
Net investment income	574	555	435	555	573	574	573	—%
Asset management fees, commissions and other income	74	50	79	91	69	74	69	-7%
Total revenues	2,800	2,264	2,244	2,233	2,624	2,800	2,624	-6%
Benefits and expenses (1):
Insurance and annuity benefits	1,805	1,445	1,432	1,310	1,692	1,805	1,692	-6%
Change in estimates of liability for future policy benefits	11	(25)	8	13	2	11	2	-82%
Interest credited to policyholders' account balances	48	43	44	48	57	48	57	19%
Interest expense	2	3	6	7	3	2	3	50%
Deferral of acquisition costs	(168)	(137)	(137)	(136)	(158)	(168)	(158)	6%
Amortization of acquisition costs	77	76	75	68	76	77	76	-1%
General and administrative expenses	447	416	386	430	430	447	430	-4%
Total benefits and expenses	2,222	1,821	1,814	1,740	2,102	2,222	2,102	-5%
Adjusted operating income before income taxes	578	443	430	493	522	578	522	-10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	1,880	1,480	1,602	1,476	1,635	1,880	1,635	-13%
Policy charges and fee income	36	50	42	37	24	36	24	-33%
Net investment income	723	731	677	716	712	723	712	-2%
Asset management fees, commissions and other income	39	(70)	53	(2)	20	39	20	-49%
Total revenues	2,678	2,191	2,374	2,227	2,391	2,678	2,391	-11%
Benefits and expenses (1):
Insurance and annuity benefits	1,695	1,335	1,473	1,279	1,467	1,695	1,467	-13%
Change in estimates of liability for future policy benefits	1	47	30	46	4	1	4	300%
Interest credited to policyholders' account balances	142	132	136	145	158	142	158	11%
Interest expense	1	2	5	9	8	1	8	700%
Deferral of acquisition costs	(152)	(141)	(148)	(159)	(155)	(152)	(155)	-2%
Amortization of acquisition costs	78	74	75	73	75	78	75	-4%
General and administrative expenses	540	493	485	513	516	540	516	-4%
Total benefits and expenses	2,305	1,942	2,056	1,906	2,073	2,305	2,073	-10%
Adjusted operating income before income taxes	373	249	318	321	318	373	318	-15%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,943	1,448	1,496	1,341	1,735	1,943	1,735
Japan - Gibraltar Life	1,916	1,530	1,644	1,513	1,659	1,916	1,659
Emerging Markets	209	211	234	246	247	209	247
Total	4,068	3,189	3,374	3,100	3,641	4,068	3,641
Annualized new business premiums:
Japan - Prudential of Japan	200	159	138	160	137	200	137
Japan - Gibraltar Life	205	231	198	244	201	205	201
Emerging Markets	56	67	77	84	27	56	27
Total	461	457	413	488	365	461	365
Annualized new business premiums by distribution channel:
Life Planners	256	226	215	244	164	256	164
Gibraltar Life Consultants	100	140	125	156	116	100	116
Banks	52	33	34	49	54	52	54
Independent Agency	53	58	39	39	31	53	31
Total	461	457	413	488	365	461	365
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	2,000	1,556	1,657	1,523	1,901	2,000	1,901
Japan - Gibraltar Life	1,974	1,678	1,837	1,680	1,820	1,974	1,820
Emerging Markets	182	176	203	216	213	182	213
Total	4,156	3,410	3,697	3,419	3,934	4,156	3,934
Annualized new business premiums:
Japan - Prudential of Japan	204	170	155	181	212	204	212
Japan - Gibraltar Life	206	237	205	252	239	206	239
Emerging Markets	46	54	64	72	70	46	70
Total	456	461	424	505	521	456	521
Annualized new business premiums by distribution channel:
Life Planners	250	224	219	253	282	250	282
Gibraltar Life Consultants	101	143	129	161	131	101	131
Banks	52	33	34	49	55	52	55
Independent Agency	53	61	42	42	53	53	53
Total	456	461	424	505	521	456	521

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2022				2023
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	370	368	366	363	362
Japan - Gibraltar Life	342	335	332	328	325
Emerging Markets	33	35	37	38	39
Total	745	738	735	729	726
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,436	4,447	4,455	4,463	4,484
Japan - Gibraltar Life	6,868	6,805	6,765	6,713	6,681
Emerging Markets	664	682	704	726	742
Total	11,968	11,934	11,924	11,902	11,907
International life insurance individual policy persistency:
Life Planner:
13 months	92.8%	92.7%	92.4%	92.4%	92.4%
25 months	85.9%	85.4%	85.6%	85.3%	84.7%
Gibraltar Life (4):
13 months	95.9%	95.7%	95.5%	95.2%	95.2%
25 months	90.1%	90.2%	90.8%	90.8%	90.1%
Number of Life Planners at end of period:
Japan	4,557	4,481	4,481	4,446	4,454
All other countries	1,499	1,443	1,491	1,478	1,524
Total Life Planners	6,056	5,924	5,972	5,924	5,978
Gibraltar Life Consultants	7,022	6,910	6,861	6,821	6,689

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2022				2023	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2022	2023	% change

Revenues (1):
Premiums	(8)	—	(7)	(7)	(4)	(8)	(4)	50%
Policy charges and fee income	(15)	(14)	(13)	(12)	(13)	(15)	(13)	13%
Net investment income	122	168	150	167	189	122	189	55%
Asset management fees, commissions and other income	(142)	(110)	4	142	(56)	(142)	(56)	61%
Total revenues	(43)	44	134	290	116	(43)	116	370%
Benefits and expenses (1):
Insurance and annuity benefits	(7)	3	—	4	(5)	(7)	(5)	29%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	34	34	35	34	34	34	34	—%
Interest expense	157	172	185	209	152	157	152	-3%
Deferral of acquisition costs	7	16	9	9	19	7	19	171%
Amortization of acquisition costs	(10)	(12)	(9)	(8)	(9)	(10)	(9)	10%
General and administrative expenses	192	152	329	567	410	192	410	114%
Total benefits and expenses	373	365	549	815	601	373	601	61%
Adjusted operating loss before income taxes	(416)	(321)	(415)	(525)	(485)	(416)	(485)	-17%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	27	50	38	62	61	27	61	126%
Interest expense on debt	(198)	(209)	(213)	(209)	(212)	(198)	(212)	-7%
Long-term and deferred compensation expense	(46)	12	(11)	(15)	(55)	(46)	(55)	-20%
Other (2)	(199)	(174)	(229)	(363)	(279)	(199)	(279)	-40%
Adjusted operating loss before income taxes	(416)	(321)	(415)	(525)	(485)	(416)	(485)	-17%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	March 31, 2023						December 31, 2022
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	253,378	21,835	231,543	61.6%			242,246	21,140	221,106	60.8%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,215	—	1,215	0.3%			1,229	—	1,229	0.3%
Private, available-for-sale, at fair value	66,325	9,062	57,263	15.2%			64,745	8,931	55,814	15.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	62	—	62	0.0%			67	—	67	0.0%
Fixed maturities, trading, at fair value	6,010	868	5,142	1.4%			5,738	900	4,838	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	2,958	—	2,958	0.8%			2,844	—	2,844	0.8%
Equity securities, at fair value	6,777	1,843	4,934	1.3%			6,404	1,733	4,671	1.3%
Commercial mortgage and other loans, at book value, net of allowance	56,521	7,781	48,740	13.0%			56,608	7,926	48,682	13.4%
Policy loans, at outstanding balance	10,041	3,586	6,455	1.7%			10,046	3,637	6,409	1.8%
Other invested assets, net of allowance (2)	17,749	4,828	12,921	3.4%			17,531	4,254	13,277	3.7%
Short-term investments, net of allowance	5,163	331	4,832	1.3%			4,573	337	4,236	1.2%
Subtotal (3)	426,199	50,134	376,065	100.0%			412,031	48,858	363,173	100.0%
Invested assets of other entities and operations (4)	5,877	—	5,877				5,410	—	5,410
Total investments	432,076	50,134	381,942				417,441	48,858	368,583

Fixed Maturities by Credit Quality (3)(5):	March 31, 2023						December 31, 2022
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	192,192	8,490	13,665	—	187,017	80.8%	189,939	6,918	18,145	—	178,712	80.8%
2	40,061	664	4,298	—	36,427	15.7%	39,388	534	5,212	—	34,710	15.7%
Subtotal - High or Highest Quality Securities	232,253	9,154	17,963	—	223,444	96.5%	229,327	7,452	23,357	—	213,422	96.5%
3	5,761	83	560	—	5,284	2.3%	5,416	66	625	—	4,857	2.2%
4	2,321	40	194	62	2,105	0.9%	2,362	39	287	1	2,113	1.0%
5	542	13	92	34	429	0.2%	614	10	141	8	475	0.2%
6	393	9	29	92	281	0.1%	318	9	63	25	239	0.1%
Subtotal - Other Securities	9,017	145	875	188	8,099	3.5%	8,710	124	1,116	34	7,684	3.5%
Total	241,270	9,299	18,838	188	231,543	100.0%	238,037	7,576	24,473	34	221,106	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	16,360	173	1,787	—	14,746	25.8%	16,111	126	2,145	—	14,092	25.2%
2	37,005	527	3,556	—	33,976	59.3%	36,773	406	4,307	—	32,872	58.9%
Subtotal - High or Highest Quality Securities	53,365	700	5,343	—	48,722	85.1%	52,884	532	6,452	—	46,964	84.1%
3	5,305	44	433	5	4,911	8.6%	5,522	38	538	—	5,022	9.0%
4	2,701	11	114	—	2,598	4.5%	2,654	11	148	—	2,517	4.5%
5	933	6	73	6	860	1.5%	1,307	7	117	16	1,181	2.1%
6	203	21	1	51	172	0.3%	160	22	1	51	130	0.3%
Subtotal - Other Securities	9,142	82	621	62	8,541	14.9%	9,643	78	804	67	8,850	15.9%
Total	62,507	782	5,964	62	57,263	100.0%	62,527	610	7,256	67	55,814	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of March 31, 2023, includes $1,136 million (fair value, $1,298 million) and $62 million (fair value, $67 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $79 million (fair value, $84 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2022, includes $1,149 million (fair value, $1,299 million) and $67 million (fair value, $71 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $80 million (fair value, $85 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of March 31, 2023 and December 31, 2022, 543 securities with amortized cost of $5,665 million (fair value $5,472 million) and 422 securities with amortized cost of $4,836 million (fair value $4,610 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	March 31, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	117,188	69.0%	112,013	68.4%
Public, held-to-maturity, at amortized cost, net of allowance	1,215	0.7%	1,229	0.7%
Private, available-for-sale, at fair value	19,576	11.5%	19,268	11.8%
Private, held-to-maturity, at amortized cost, net of allowance	62	0.0%	67	0.0%
Fixed maturities, trading, at fair value	606	0.4%	612	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	2,958	1.7%	2,844	1.7%
Equity securities, at fair value	1,748	1.0%	1,806	1.1%
Commercial mortgage and other loans, at book value, net of allowance	17,912	10.6%	18,080	11.0%
Policy loans, at outstanding balance	2,635	1.6%	2,607	1.6%
Other invested assets (3)	5,376	3.2%	5,272	3.2%
Short-term investments, net of allowance	472	0.3%	100	0.1%
Total	169,748	100.0%	163,898	100.0%

	March 31, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	114,355	55.4%	109,093	54.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	37,687	18.3%	36,546	18.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	4,536	2.2%	4,226	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	3,186	1.5%	2,865	1.4%
Commercial mortgage and other loans, at book value, net of allowance	30,828	14.9%	30,602	15.4%
Policy loans, at outstanding balance	3,820	1.9%	3,802	1.9%
Other invested assets, net of allowance (3)	7,545	3.7%	8,005	4.0%
Short-term investments, net of allowance	4,360	2.1%	4,136	2.1%
Total	206,317	100.0%	199,275	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended March 31
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.93%	2,992	(45)	3.61%	2,748	(355)
Equity securities	2.12%	26	—	1.07%	14	—
Commercial mortgage and other loans	3.82%	463	(16)	3.65%	460	1
Policy loans	4.50%	72	—	4.42%	72	—
Short-term investments and cash equivalents	5.90%	212	—	0.58%	18	(3)
Gross investment income before investment expenses	3.97%	3,765	(61)	3.50%	3,312	(357)
Investment expenses	-0.13%	(209)	—	-0.15%	(131)	—
Subtotal	3.84%	3,556	(61)	3.35%	3,181	(357)
Other investments (3)		198	307		453	(856)
Investment results of other entities and operations (4)		85	(12)		170	69
Less: investment income related to adjusted operating income reconciling items		(168)			(391)
Total		3,671	234		3,413	(1,144)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended March 31
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.79%	983	209	2.67%	966	(40)
Equity securities	1.31%	6	—	0.81%	4	—
Commercial mortgage and other loans	3.60%	161	(7)	3.61%	178	2
Policy loans	3.86%	25	—	3.95%	26	—
Short-term investments and cash equivalents	3.61%	18	—	2.11%	3	—
Gross investment income before investment expenses	2.88%	1,193	202	2.77%	1,177	(38)
Investment expenses	-0.13%	(83)	—	-0.14%	(60)	—
Subtotal	2.75%	1,110	202	2.63%	1,117	(38)
Other investments (2)		55	261		74	(723)
Total		1,165	463		1,191	(761)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended March 31
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.92%	2,009	(254)	4.47%	1,782	(315)
Equity securities	2.59%	20	—	1.23%	10	—
Commercial mortgage and other loans	3.95%	302	(9)	3.67%	282	(1)
Policy loans	4.95%	47	—	4.76%	46	—
Short-term investments and cash equivalents	6.13%	194	—	0.51%	15	(3)
Gross investment income before investment expenses	4.81%	2,572	(263)	4.09%	2,135	(319)
Investment expenses	-0.12%	(126)	—	-0.16%	(71)	—
Subtotal	4.69%	2,446	(263)	3.93%	2,064	(319)
Other investments (3)		143	46		379	(133)
Total		2,589	(217)		2,443	(452)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2023									Three Months Ended March 31, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	8,833	—	—	—	406	124	—	—	9,363	7,149	—	—	—	409	131	—	—	7,689
Policy charges and fee income	1,073	37	—	24	—	—	—	—	1,134	1,223	(22)	—	41	—	57	—	—	1,299
Net investment income	3,671	(5)	—	—	481	173	—	—	4,320	3,413	(10)	—	—	554	401	—	—	4,358
Realized investment gains (losses), net	137	105	—	—	(17)	(8)	—	—	217	168	(1,177)	—	—	100	(135)	—	—	(1,044)
Asset management fees, commissions and other income	1,390	375	—	—	101	89	(19)	—	1,936	1,349	(461)	—	—	(98)	(950)	(17)	—	(177)
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	75	—	—	—	—	—	75	—	—	(304)	—	—	34	—	—	(270)
Total revenues	15,104	512	75	24	971	378	(19)	—	17,045	13,302	(1,670)	(304)	41	965	(462)	(17)	—	11,855
Benefits and expenses:
Insurance and annuity benefits	9,588	(32)	—	4	875	188	—	—	10,623	7,963	49	—	8	835	155	—	—	9,010
Change in estimates of liability for future policy benefits	22	24	—	(28)	—	7	—	—	25	(67)	9	—	(88)	—	1	—	—	(145)
Interest credited to policyholders' account balances	756	144	—	—	30	51	—	—	981	645	(21)	—	—	30	(594)	—	—	60
Interest expense	441	—	—	—	1	(1)	—	—	441	364	—	—	—	—	1	—	—	365
Deferral of acquisition costs	(569)	—	—	—	—	—	—	—	(569)	(572)	—	—	—	—	—	—	—	(572)
Amortization of acquisition costs	355	7	—	—	3	—	—	—	365	353	14	—	—	3	1	—	—	371
General and administrative expenses	3,245	—	—	—	66	26	(14)	9	3,332	3,080	—	—	—	70	245	12	17	3,424
Total benefits and expenses	13,838	143	—	(24)	975	271	(14)	9	15,198	11,766	51	—	(80)	938	(191)	12	17	12,513
__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2022									Three Months Ended September 30, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,995	—	—	(1)	443	40	—	—	6,477	15,322	—	—	(1)	396	128	—	—	15,845
Policy charges and fee income	869	32	—	73	—	1	—	—	975	1,083	33	—	27	—	—	—	—	1,143
Net investment income	3,241	(4)	—	—	520	181	—	—	3,938	3,047	(4)	—	—	434	154	—	—	3,631
Realized investment gains (losses), net	260	(1,642)	—	—	(60)	(194)	—	—	(1,636)	250	(687)	—	—	29	(22)	—	—	(430)
Asset management fees, commissions and other income	2,592	(647)	—	—	(374)	712	65	—	2,348	1,378	(445)	—	—	(149)	(687)	(27)	—	70
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(710)	—	—	—	—	—	(710)	—	—	(58)	—	—	—	—	—	(58)
Total revenues	12,957	(2,261)	(710)	72	529	740	65	—	11,392	21,080	(1,103)	(58)	26	710	(427)	(27)	—	20,201
Benefits and expenses:
Insurance and annuity benefits	7,135	132	—	(17)	409	92	—	—	7,751	15,925	154	—	(2)	621	(456)	—	—	16,242
Change in estimates of liability for future policy benefits	909	132	—	(283)	—	19	—	—	777	59	—	—	(97)	—	3	—	—	(35)
Interest credited to policyholders' account balances	654	(95)	—	—	31	54	—	—	644	628	(20)	—	—	30	53	—	—	691
Interest expense	401	—	—	—	—	—	—	—	401	407	—	—	—	4	(1)	—	—	410
Deferral of acquisition costs	(513)	—	—	—	—	—	—	—	(513)	(531)	—	—	—	—	—	—	—	(531)
Amortization of acquisition costs	345	8	—	1	4	—	—	—	358	355	6	—	—	3	(1)	—	—	363
General and administrative expenses	2,876	—	—	—	69	76	21	—	3,042	3,070	—	—	—	73	28	6	10	3,187
Total benefits and expenses	11,807	177	—	(299)	513	241	21	—	12,460	19,913	140	—	(99)	731	(374)	6	10	20,327

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2022
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,904	—	—	1	451	108	—	—	6,464
Policy charges and fee income	1,100	77	—	21	—	—	—	—	1,198
Net investment income	3,483	(5)	—	—	468	164	—	—	4,110
Realized investment gains (losses), net	169	(1,200)	—	—	(339)	(27)	—	—	(1,397)
Asset management fees, commissions and other income	1,550	78	—	—	174	646	(19)	—	2,429
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	629	—	—	—	—	—	629
Total revenues	12,206	(1,050)	629	22	754	891	(19)	—	13,433
Benefits and expenses:
Insurance and annuity benefits	6,614	(128)	—	5	678	842	—	—	8,011
Change in estimates of liability for future policy benefits	50	13	—	(7)	—	1	—	—	57
Interest credited to policyholders' account balances	735	(20)	—	—	30	53	—	—	798
Interest expense	417	—	—	—	5	(2)	—	—	420
Deferral of acquisition costs	(539)	—	—	—	—	—	—	—	(539)
Amortization of acquisition costs	328	9	—	(1)	4	1	—	—	341
Goodwill impairment	—	—	—	—	—	—	—	903	903
General and administrative expenses	3,372	—	—	—	77	25	(1)	9	3,482
Total benefits and expenses	10,977	(126)	—	(3)	794	920	(1)	912	13,473
__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the fourth quarter of December 31, 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2023

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of May 2, 2023
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of May 2, 2023

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.